Exhibit 10.3

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

AMENDED SUPPLY AGREEMENT

his Amended Supply Agreement ("Agreement") is hereby made effective on this _17_ day of November, 2016 ("Effective Date"), by and between Myos Rens Technology Inc., a Nevada corporation, having an address of 45 Horsehill Road, Cedar Knolls, NJ 07927 (hereinafter "Customer") and DIL Technologie GmbH, a German company having a business address of Prof.-von-Klitzing-Str . 7, D - 49610 Quakenbrtick, Germany (hereinafter "Manufacturer"), and is intended to supersede and replace the First Amended and Restated Exclusive Supply Agreement entered into on July 15, 2014, which amended and replaced the Exclusive Supply Agreement entered into between the Parties on June 24, 2013.

WHEREAS, the Parties agree as follows:

1. WORK

Manufacturer agrees to use its best efforts to perform the work (hereinafter "Work") pursuant to continuous and regular supply terms discussed and agreed upon between the Parties, as initially determined herein. The Parties agree Work shall mean the manufacturing, packaging and exportation of fertilized chicken egg yolk, via a patented process and form as defined in Exhibit A (the "Product").

2. REQUIREMENTS FOR PURCHASING

Commencing in January 2017, Customer shall pay Manufacturer €10,000 per month until Customer resumes ordering Product from Manufacturer. The €10,000 per month payment shall cease upon the Customer issuance to the Manufacturer of a written purchase order or December 31, 2018, whichever occurs first. . Customer and Manufacturer agree to establish a research program that Manufacturer shall conduct on behalf of Customer's research needs, in exchange for these monthly payments.

Customer will provide to Manufacturer [***] months advance notice for future purchase orders of the Products. Any order must be for at least of [***] kg per month for a minimum period of [***] months.

The Parties agree that Manufacturer shall only manufacture, the Product for Customer or for Customer's commercial benefit, subject to the terms and conditions specified in Section 5.1.2. This grant of exclusivity by Manufacturer to Customer is granted in perpetuity. Nothing herein shall preclude Manufacturer from using Product for non-commercial purposes to further its own research advancements.

3. SHIPMENTS

All Products delivered pursuant to the terms of this Agreement shall be suitably packed for shipment in accordance with industry standards in sealed containers/bags, marked for shipment to Customer's requested destination, and delivered to a carrier or forwarding agent, as determined by Customer. Shipment will be F.O.B at Manufacturer, or Manufacturer's designated facility, and all freight, insurance, and other shipping expenses, as well as any special packing expenses not included in the original price quotation for the Products will be paid by Customer.

1

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

4. cGMP COMPLIANCE, CERTIFICATE OF ANALYSIS AND WARRANTIES

4.1 cGMP Compliance

Manufacturer agrees that all Products made hereunder shall be manufactured in accordance with cGMP Compliance standards. In particular, Manufacturer agrees to comply with cGMP batch record keeping standard as set forth by German Good Manufacturing Practice standards for foodstuffs. The Parties agree the resulting Product or Blended Product shall also be in specific compliance with the standards set forth in Exhibits C and D, respectively.

4.2 Certificate of Analysis

Manufacturer agrees to perform the necessary testing and analysis for each batch of Product or Blended Product manufactured and provide Customer with a Certificate of Analysis therewith. Such Certificate of Analysis for each batch shall include test results for various parameters listed in Exhibits C and D. Such Certificate of Analysis shall be signed and certified by a qualified employee of Manufacturer.

 4.3 Certificate of Veterinarian

Manufacturer agrees to obtain the necessary certifications from a licensed German veterinarian for each batch of Product manufactured for purposes of exporting the Product from the European Union. Customer shall notify Manufacturer of the requisite certification standards pertaining to the importation of egg-based products from the European Union into the United States.

4.4 Express Warranty

(a)   Manufacturer warrants that the Product will conform to all applicable product specifications as set forth herein and will be free from contamination, i.e., under the threshold limits established in Exhibit C and Exhibit D.

(b)  Upon any failure of a Product to comply with any and all applicable warranties, the Manufacturer shall promptly replace such quantity of Product at no additional cost, within thirty (60) days of written notification of such failure.

5. PAYMENT TERMS, PRODUCT PRICING & CASH UPON SIGNING

5.1 PAYMENT TERMS

5.1.1 Human Application

2

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

Customer agrees to pay Manufacturer €400,000 in exchange for the satisfaction of all prior terms duties, liabilities and obligations as set forth in the First Amended and Restated Exclusive Supply Agreement dated July 15, 2014, including, but not limited to, all of the terms, duties, liabilities and obligations set forth in Sections 6.2, 6.2.1 and 6.2.2 of that Agreement. The Parties hereby agree and acknowledge that all prior terms duties, liabilities and obligations of both Parties as set forth in the First Amended and Restated Exclusive Supply Agreement dated July 15, 2014 have been fully satisfied.

Payment shall be made as follows: Customer agrees to pay Manufacturer €400,000 within ten (10) days of the execution of this Agreement; for acquiring the exclusive rights outside the United States for Manufacturer to exclusively manufacture, develop and produce Products for Customer for human application.

5.1.2       Domesticated Animals Pet Application

Customer agrees to pay Manufacturer €[***] for a one (1)-year option commencing on January 1, 2017 for Customer to develop a strategic plan for Products for domesticated animals pet sector outside the United States. By exercising this option, Customer has the right to pay an additional €[***], within [***] year, to Manufacturer to acquire the exclusive rights outside the United States for Manufacturer to exclusively manufacture, develop and produce Product for Customer in the domesticated animals pet sector. During this [***] year period, Manufacturer shall not enter into any negotiation or agreement with a third party relating to the use of Product in the domesticated animal pet sector. Domesticated animals shall hereby be defined to be household pets such as cats and dogs.

5.2 PRODUCT PRICING

Commencing on the Effective Date, the Parties agree the price per kilogram of Product shall be [***] Euros ([***]€). Manufacturer shall use its best efforts to reduce such price through cost savings with its vendors, which it shall pass through to Customer.

6. INTELLECTUAL PROPERTY RIGHTS

Manufacturer is the owner of European Patent No. 12171561 (the "EP Patent"), which covers substantially similar subject matter as the U.S. Application, and as of the Effective Date, is valid in several European jurisdictions . The Parties agree, in the event a third party expresses bona fide interest in EU Patent for human application only (i.e., either to license or acquire the EU Patent) and Manufacturer agrees in principal to the same, at any time during the validity of the EU Patent, Manufacturer shall notify Customer of the same in writing, and shall offer Customer a right of first refusal to any potential transaction involving the EU Patent for human application only. Customer shall have one hundred twenty (120) days from the receipt of the written notice to review, analyze, and consider accepting its right of first refusal to such terms for the EU Patent. Manufacturer agrees any assignment or licensing of rights to the EU Patent to any third party for human application only, without following the right of first refusal terms herein, shall render such assignment or license null and void.

3

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

If Manufacturer files patent applications or procure patent rights covering substantially similar subject matter as the EP Patent or the U.S. Application in other jurisdictions, the Parties agree that, Customer shall be offered the same right of first refusal to any potential transaction involving a third party's expression of a bona fide interest in the worldwide patent rights for human application.

7. TERM AND TERMINATION

7.1 Term

The term of this Agreement shall commence on the Effective Date, and shall continue through December 31, 2018. Upon request from Customer, this Agreement may be renewed for subsequent one year terms indefinitely unless terminated by Customer upon giving sixty (60) days written notice prior to the expiration of any renewal term.

7.2 Termination

This Agreement may only be terminated by either party for cause upon written notice to the other party of a material breach hereof, or upon written agreement of the Parties. Upon receipt of such notification, the breaching party shall be permitted Sixty (60) days to cure any such breach. If after such sixty (60) days period the breaching party has not cured such breach, then the non breaching party may terminate this Agreement immediately upon sending written notification of the same to the breaching party. Termination of this Agreement shall not affect the obligations of either Party that exist as of the date of termination.

8. LIMITATIONS OF LIABILITY

8.1 Patents, Copyrights, Trade Secrets, Other Proprietary Rights

Each Party ("Indemnifying Party") shall defend, indemnify, and hold harmless the other Party ("Indemnified Party") from all claims, costs, damages, judgments, and attorney's fees resulting from or arising out of any alleged and/or actual infringement or other violation of intellectual property rights in connection with the performance by the Indemnifying Party of its obligations under this Agreement ("Intellectual Property Rights"). The Indemnified Party shall promptly notify the Indemnifying Party in writing of the initiation of any such claims. In the event of any litigation, suit or other proceedings relating to or concerning such Intellectual Property Rights, the Indemnified Party shall permit the Indemnifying Party to assume the defense thereof, and cooperate with the Indemnifying Party with respect to such defense. If the Indemnifying Party elects not to assume the defense, the Indemnified Party shall have the right to seek, and have the Indemnifying Party pay for separate counsel representing the interests of Indemnified Party. Further, any and all settlements regarding such Intellectual Property Rights shall be approved in writing by an authorized representative of Indemnified Party.

4

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

THE FOREGOING STATES THE ENTIRE LIABILITY OF THE PARTIES TO EACH OTHER CONCERNING INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS.

8.2 No Other Liability

INDEPENDENT OF OR UNDER THE EXPRESS WARRANTIES CREATED UNDER THIS AGREEMENT, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, OR PUNITIVE DAMAGES OF ANY KIND OR NATURE ARISING OUT OF THIS AGREEMENT OR THE SALE OF PRODUCTS, WHETHER SUCH LIABILITY IS ASSERTED ON THE BASIS OF CONTRACT, TORT (INCLUDING THE POSSIBILITY OF NEGLIGENCE, INTENTIONAL MISCONDUCT OR STRICT LIABILITY), OR OTHERWISE, EVEN IF THE ONE PARTY HAS BEEN WARNED OF THE POSSIBILITY OF ANY SUCH LOSS OR DAMAGE, AND EVEN IF ANY OF THE LIMITED REMEDIES IN THIS AGREEMENT FAIL OF THEIR ESSENTIAL PURPOSE, IT BEING ACKNOWLEDGED BY THE PARTIES THAT THIS LIMITATION OF LIABILITY IS ESSENTIAL CONSIDERATION FOR ENTERING INTO AND PERFORMANCE OF THIS AGREEMENT.

8.3 Customer Responsible for U.S. Liability

Notwithstanding any of the above paragraphs, and for the avoidance of doubt, with the exception of willful or intentional acts or gross misconduct of Manufacturer, Customer shall be responsible for any liability occurring within the United States, arising from Manufacturer's manufacture of Products in accordance with the terms of this Agreement.

9. MISCELLANEOUS

9.1 Entire Agreement

This Agreement constitutes the entire agreement between the parties with respect to the transactions contemplated hereby and supersedes all prior agreements and understandings between the parties relating to such transactions, unless such prior agreements are expressly identified herein as remaining in full force and effect. Each Party shall hold the existence and terms of this Agreement confidential, unless it obtains the other Party's express written consent otherwise, provided that Manufacturer may use Customer's name as a reference unless otherwise instructed in writing by Customer.

9.2 Amendments

This Agreement may be amended only by a writing executed by authorized representatives of both parties.

5

9.3 Independent Contractor

Neither party shall, for any purpose, be deemed to be an agent of the other party; the relationship between the parties only be that of independent contractors. Neither party shall have any right or authority to assume or create any obligations or to make any representations or warranties on behalf of any other party, whether express or implied, or to bind the other party in any respect whatsoever.

9.4 Expenses

In the event a dispute between the parties hereunder with respect to this Agreement must be resolved by litigation or other proceeding or a party must engage an attorney to enforce its right hereunder, the prevailing party shall be entitled to receive reimbursement for all associated reasonable costs and expenses (including, without limitation, attorney's fees) from the other party.

9.5 Governing Law

This Agreement shall be governed by and construed under the laws of the United States.

9.6 Assignment

(a)              Neither party shall assign or transfer this Agreement, except as expressly provided herein, without the prior written consent of the other party; provided, however, that a Party may transfer or assign its rights and obligations under this Agreement in connection with a merger, reorganization, consolidation or sale of all or substantially all of its assets.

(b)             This Agreement shall be binding upon and inure to the benefit of the parties' successors and assigns as permitted herein.

9.7 Customer's Confidential Information

The Parties agree the Mutual Non-Disclosure Agreement executed between them prior to the date hereof, shall be incorporated herein as if written in full herein.

6

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

9.8 Notice

Any notice or other communication required or permitted hereunder shall, unless otherwise provided herein, be made in writing and shall be delivered personally or sent by an overnight delivery or courier service, by certified or registered mail (postage prepaid), by telegraph, by telex, by facsimile transmission, or by email to the address first specified in this Agreement or to such other address as either party may designate. A second notice shall be sent to Customer's legal counsel, Peter A. Levy, Esq., at Mandelbaum Salsburg PC, 3 Becker Farm Road, Suite 105, Roseland NJ 07039, USA at PLevy@lawfirm.ms. Such notice or other communication shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission, or, if sent by overnight delivery or courier service, the day after sent, or if mailed, (3) days after the date of deposit in the mails.

9.9 Other

If any term or provision of the Agreement is declared to be invalid or unenforceable, it shall be deemed to be omitted or modified to the extent necessary to render it valid or enforceable, and the remainder of this Agreement shall continue in full force and effect. Failure of either party to enforce any provision hereof shall not be construed as a waiver thereof or prevent enforcement on any other occasion or of any other provisions. Headings are for reference only; and the use of the singular and plural number shall each be deemed to include the other as indicated by the context. All provisions in this Agreement which by their language, nature or context are intended to survive, such as without limitation, payment limitation of liability and indemnification provisions, shall survive any termination of this Agreement.

9.10 Force Majeure

In the event that either party is prevented from performing or is unable to perform any of its obligations under this Agreement (other than a payment obligation) due to any Act of God, fire, casualty, flood, earthquake, war, strike, lockout, epidemic, destruction of production facilities, riot, insurrection, material unavailability, electricity or other utility or telecommunication outage or suspension of services, or any other cause beyond the reasonable control of the party (or its selected vendors, affiliates, or the like) invoking this section, and if such party shall have used its best efforts to mitigate its effects, such party shall give prompt written notice to the other party, its performance shall be excused, and the time for the performance shall be extended for the period of delay or inability to perform due to such occurrences. Regardless of the excuse of Force Majeure, if such party b not able to perform within forty-five (45) days after such event, the other party may terminate this Agreement.

ACCEPTED AND AGREED TO:

FOR MYOS RENS TECHNOLOGIES INC.		DIL

By:	/s/ Joseph Mannello	By:	/s/ Dr. Volker Heinz
Printed Name: Joseph Mannello		Printed Name: Dr. Volker Heinz
Title: CEO		Title: Vorstand
Date 11/17/16		Date 18 Nov. 2016

7

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

EXHIBIT A

DESCRIPTION OF THE PRODUCT

For purposes of this Agreement, the Product shall be comprised of 100% egg yolk powder, originating with fertilized chicken eggs. [***]

8

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

EXHIBIT C

PRODUCT TESTING & ACCEPTABLE LIMITS

Parameter	Threshold
Protein	[***]
Fat	[***]
Cholesterol	[***]
Moisture	[***]
Ash	[***]
Arsenic	[***]
Cadmium	[***]
Lead	[***]
Mercury	[***]
Total Viable Count	[***]
Total Coliforms	[***]
[***]
Enterobacteriaceae	[***]
E. Coli	[***]
L. Monocytogenes	[***]
Mesophile sulfide reducing Clostridium spp.	[***]
Salmonella spp.	[***]
Yeasts	[***]
Moulds	[***]
Staphlyococcus (coagulase positive)	[***]

9